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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Experts" and "Selected Historical Financial Data of APCOA" and to the use of our reports dated February 3, 1998, in Amendment No. 4 to the Registration Statement (Form S-4 No. 333-50437) and related Prospectus of APCOA/Standard Parking, Inc. for the registration of $140,000,000 of 9 1/4% Senior Subordinated Notes.


Cleveland, Ohio                                                ERNST & YOUNG LLP

August 13, 1998